Dear Shareholder:

   We are pleased to present you with this semiannual report for Centennial California Tax Exempt Trust. For the six-month reporting period that ended December 31, 2002, the Trust provided a 0.63% compounded annual yield. Without the effects of compounding, the equivalent yield was 0.63%. For investors in the 36% federal tax bracket, this is equivalent to a taxable yield of 0.98% with compounding and 0.98% without compounding. As of December 31, 2002, the seven-day annualized yields, with and without compounding, were 0.72% and 0.71%, respectively. 1
   The U.S. economy continued to improve during the past six months. Much of the economic growth continued to be courtesy of consumers, whose spending remained surprisingly strong in the face of considerable economic uncertainty. Not all of the economic news, however, was good. Corporate earnings continued to lag analysts' expectations, manufacturing spending remained depressed, unemployment returned to levels not seen since the spring and consumer confidence generally declined. Responding to these warning signs, the Federal Reserve Board ("the Fed") further lowered the federal funds interest rate to 1.25%, its lowest level since 1961.
   With the cut in interest rates came a corresponding decline in yields of short-term fixed-income securities, such as those found in the Trust. Yet many investors were willing to accept these low yields rather than invest in the stock market, which was very volatile and went down more than up during the period. In this environment, fixed-income investments--especially high-quality bonds with relatively short maturities--performed well. Tax-free municipal securities enjoyed especially strong performance; during part of the period, in fact, yields for some tax-free bonds actually exceeded those of certain taxable bonds--a rare situation that resulted from an especially large supply of California municipal securities during the past six months.
   Our overall approach to managing the Trust remained relatively consistent throughout the period. We continued to seek to identify attractive money market debt backed by issuers with strong credit. This strategy was particularly important in California, we believed, because the state continued to struggle with significant budget problems. The state's spending continued to dramatically outpace tax revenues, due in large measure to the ongoing problems in the technology sector. In this environment, we opted to invest in the highest-quality California securities we could identify. This approach was part of our ongoing effort to maintain a stable $1 net asset value for shareholders. (While we always strive to maintain a $1 share price, there is, of course, no guarantee that this objective will be achieved.)


1. Compounded yields assume reinvestments of dividends. The Trust's investment strategy, allocations and focus can change over time.

   Because of our significant concerns about credit quality in California, we positioned the Trust's portfolio defensively by investing approximately half of its assets in variable-rate securities with relatively short maturities. Because of the declining-interest-rate environment, this weighting in variable debt meant that we were forgoing a small degree of yield relative to what was available. The same also was true of our focus on shorter-maturity investments. Nevertheless, we believed that such an approach was prudent because of the credit risks faced by California investors.
   Another approach we continued to favor for the Trust was to invest in commercial paper--short-term corporate debt that matures in 270 days or less. We especially favored enhanced commercial paper, whose income payments were guaranteed by a bank or other third party. In light of the challenging economic environment faced by issuers, we found this guarantee especially welcome to help secure the Trust's yield. In addition, we also looked actively for prerefunded securities, when available. Prerefunded securities, which generally are in high demand and thus difficult to obtain, are secured by U.S. Treasuries, which are backed by the full faith and credit of the federal government.
   Looking ahead, we expect few significant changes to market conditions in the near future. Accordingly, we do not currently plan to alter our Trust management approach during the coming months. To position the Trust to weather future financial challenges, we expect to continue to emphasize bond issuers with strong credit and focus on high-quality tax-free money market securities. During the early part of next year, we believe that the Trust may benefit from its relatively high weighting in fixed-rate securities. As we add new debt investments to the Trust, we will continue to scrutinize issuers' credit quality, helping to maximize yield while seeking to maintain a stable net asset value for our shareholders.


Sincerely,


/S/ James C. Swain                                      /S/ John V. Murphy
James C. Swain                                          John V. Murphy
Chairman of the Board                                   President
Centennial California Tax Exempt Trust
January 23, 2003


In reviewing performance, please remember that past performance cannot guarantee future results. Yields will fluctuate. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

                                                           Financial Statements
                                                                     Pages 4-11

Statement of Investments  December 31, 2002 / Unaudited
Centennial California Tax Exempt Trust




                                                                                       Principal                Value
                                                                                          Amount           See Note 1
----------------------------------------------------------------------------------------------------------------------
Short-Term Tax-Exempt Obligations--99.1%

California--99.1%
ABN AMRO Munitops Certificates, Trust 1998-10
   (San Diego, CA Water Utility Fund Net System GOB), 1.53% 1,2 ................    $  7,000,000      $     7,000,000
ABN AMRO Munitops Certificates, Trust 1998-25
   (Los Angeles, CA Wastewater System GOB), 1.53% 1 ............................       2,000,000            2,000,000
ABN AMRO Munitops Certificates, Trust 1999-7
   (Los Angeles, CA USD GOB), 1.53% 1,2 ........................................       7,000,000            7,000,000
CA Department of Water Resources & Power Supply RB,
   Series B-1, 1.80%, 3/13/03 ..................................................       7,500,000            7,500,000
CA HFFAU RB, Kaiser Permanente, Series 26, FSA Insured, 1.52% 1 ................       6,000,000            6,000,000
CA Infrastructure ED Bank RB, Salvation Army West Territory,
   Series 2001, 1.35%, 5/6/03 ..................................................       7,500,000            7,500,000
CA M-S-R PPA RRB, San Juan Project, Sub. Lien, Series E,
   MBIA Insured, 1.45% 1 .......................................................         900,000              900,000
CA PCFAU SWD RB, Burrtec Waste Industries, Series A, 1.80% 1 ...................       2,500,000            2,500,000
CA PCFAU SWD RB, Greenteam of San Jose Project-A, 1.75% 1 ......................       4,235,000            4,235,000
CA SCDAU MH RB, Greentree Sr. Apartments Project-P, 1.52% 1 ....................       7,350,000            7,350,000
CA SCDAU RB, IDV-Fibrebond, Inc., 1.65% 1 ......................................         655,000              655,000
CA SCDAU RB, IDV-Propak California-B, 1.65% 1 ..................................         340,000              340,000
CA University Board of Regents RB, 1.35%, 1/23/03 ..............................       7,500,000            7,500,000
Duarte, CA  COP,  Hope National Medical Center, 6.25%, 4/1/03 ..................       4,500,000            4,641,359
Lodi, CA EU REF COP, Series A, MBIA Insured, 1.35% 1 ...........................       5,000,000            5,000,000
Long Beach, CA Harbor RRB, Series A, 5%, 5/15/03 ...............................       1,900,000            1,925,578
Los Angeles Cnty., CA MH Mortgage RB, Valencia Housing Project,
   Series C, 1.20% 1 ...........................................................       2,500,000            2,500,000
Los Angeles, CA TAN & RAN, 3%, 6/30/03 .........................................      17,000,000           17,119,190
Oceanside, CA MH RRB, Lakeridge Apartments Project, 1.45% 1 ....................       3,300,000            3,300,000
Orange Cnty., CA  Apartment Development RB, Niguel Summit 2,
   Series B, 1.20% 1 ...........................................................       3,461,000            3,461,000
Orange Cnty., CA  Apartment Development RRB, Villas Aliento,
   Series E, 1.40% 1 ...........................................................         500,000              500,000
Orange Cnty., CA LTA Sales Tax RB, 1.30%, 1/10/03 ..............................      11,200,000           11,200,000
Rancho Mirage, CA Joint Powers FA REF COP, Eisenhower
   Medical Center, Series B, MBIA Insured, 1.49% 1 .............................       7,300,000            7,300,000
Sacramento Cnty., CA HAU MH RB, Shadowood Apartments
   Project-Issue A, 1.60% 1 ....................................................       6,000,000            6,000,000
San Bernardino Cnty., CA MH RRB, Somerset Apartments-A, 1.50% 1 ................       2,495,000            2,495,000
San Diego, CA Unified Port District Sub Airport RB, Lindbergh Field,
   Series B, 1.05%, 3/3/03 .....................................................       9,400,000            9,400,000

Statement of Investments  Unaudited / Continued
Centennial California Tax Exempt Trust

                                                                                       Principal                Value
                                                                                          Amount           See Note 1
---------------------------------------------------------------------------------------------------------------------
California Continued
Societe Generale, NY Branch Municipal Securities Trust Receipts,
   Series 1996 SG54 (Los Angeles Cnty., CA MTAU Sales Tax RB), 1.56% 1 .........    $  1,000,000         $  1,000,000
Southeast, CA RR FA Lease RRB, Series A, 1.50% 1 ...............................       6,000,000            6,000,000
Southern CA PPAU RRB, Palo Verde Project, Series B,
   AMBAC Insured, 1.35% 1 ......................................................       1,800,000            1,800,000
Stockton, CA CFD No. 99-02 SPTX Bonds, Arch Road East, 1.70% 1 .................       3,100,000            3,100,000
                                                                                                         ------------
Total Investments, at Value (Cost $147,222,127) ................................            99.1%         147,222,127
                                                                                                         ------------
Other Assets Net of Liabilities ................................................             0.9            1,336,945
                                                                                    ---------------------------------
Net Assets .....................................................................           100.0%        $148,559,072
                                                                                    =================================

Footnotes to Statement of Investments
To simplify the listings of securities, abbreviations are used per the table below:


CFD--Community Development District
COP--Certificates of Participation
ED--Economic Development
EU--Electric Utilities
FA--Facilities Authority
GOB--General Obligation Bonds
HAU--Housing Authority
HFFAU--Health Facilities Finance Authority
IDV--Industrial Development
LTA--Local Transportation Authority/Agency
MH--Multifamily Housing
MTAU--Metropolitan Transportation Authority
PCFAU--Pollution Control Finance Authority

PPA--Public Power Agency
PPAU--Public Power Authority
RAN--Revenue Anticipation Nts.
RB--Revenue Bonds
REF--Refunding
RR--Resource Recovery
RRB--Revenue Refunding Bonds
SCDAU--Statewide Communities Development Authority
SPTX--Special Tax
SWD--Solid Waste Disposal
TAN--Tax Anticipation Nts.
USD--Unified School District

1. Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on December 31, 2002. This instrument has a demand feature which allows, on up to 30 days' notice, the recovery of principal at any time, or at specified intervals not exceeding one year.
2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $14,000,000 or 9.42% of the Trust's net assets as of December 31, 2002.

See accompanying Notes to Financial Statements.

Statement of Assets and Liabilities December 31, 2002 / Unaudited Centennial California Tax Exempt Trust

--------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $147,222,127)--see accompanying statement ........................        $  147,222,127
Cash .........................................................................................               311,274
Receivables and other assets:
Shares of beneficial interest sold ...........................................................             1,282,369
Interest .....................................................................................               653,296
Other ........................................................................................                12,549
                                                                                                      --------------
  Total assets ...............................................................................           149,481,615
                                                                                                      --------------

LIABILITIES
Payables and other liabilities:
Shares of beneficial interest redeemed .......................................................               811,910
Service plan fees ............................................................................                77,307
Shareholder reports ..........................................................................                 5,880
Transfer and shareholder servicing agent fees ................................................                 2,809
Trustees' compensation .......................................................................                   296
Other ........................................................................................                24,341
                                                                                                      --------------
  Total liabilities ..........................................................................               922,543
                                                                                                      --------------
NET ASSETS ...................................................................................          $148,559,072
                                                                                                      ==============
COMPOSITION OF NET ASSETS
Paid-in capital ..............................................................................        $  148,562,595
Accumulated net realized loss on investment transactions .....................................               (3,523)
                                                                                                      --------------

NET ASSETS--Applicable to 148,546,199 shares of beneficial interest outstanding ..............        $  148,559,072
                                                                                                      ==============
NET ASSET VALUE, REDEMPTION PRICE PER SHARE
AND OFFERING PRICE PER SHARE .................................................................                 $1.00


See accompanying Notes to Financial Statements.

Statement of Operations For the Six Months Ended December 31, 2002 / Unaudited Centennial California Tax Exempt Trust

--------------------------------------------------------------------------------
INVESTMENT INCOME
Interest ..........................................................  $1,102,090

EXPENSES
Management fees ...................................................     397,861
Service plan fees .................................................     158,638
Transfer and shareholder servicing agent fees .....................      24,155
Custodian fees and expenses .......................................      12,930
Trustees' compensation ............................................       2,722
Shareholder reports ...............................................       2,525
Other .............................................................       6,090
                                                                     ----------
Total expenses ....................................................     604,921
                                                                     ----------
Less reduction to custodian expenses ..............................      (4,282)
Less voluntary reimbursement of expenses ..........................        (520)
                                                                     ----------
Net expenses ......................................................     600,119
                                                                     ----------
NET INVESTMENT INCOME .............................................     501,971
                                                                     ----------
NET REALIZED LOSS ON INVESTMENTS ..................................      (3,523)
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............  $  498,448
                                                                     ==========


See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets
Centennial California Tax Exempt Trust

                                                                          Six Months Ended
                                                                         December 31, 2002             Year Ended
                                                                               (Unaudited)          June 30, 2002
-----------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income ...................................................    $    501,971           $  1,464,326
Net realized gain (loss) ................................................          (3,523)                20,304
                                                                            -------------------------------------
Net increase in net assets resulting from operations ....................         498,448              1,484,630
                                                                            -------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ....................................        (501,971)            (1,447,930)
Distributions from net realized gain ....................................              --                (16,396)
                                                                            -------------------------------------

BENEFICIAL INTEREST TRANSACTIONS
Net decrease in net assets resulting from
  beneficial interest transactions ......................................      (6,090,470)            (2,683,600)
                                                                            -------------------------------------

NET ASSETS
Total decrease ..........................................................      (6,093,993)            (2,663,296)
Beginning of period .....................................................     154,653,065            157,316,361
                                                                            -------------------------------------
End of period ...........................................................    $148,559,072           $154,653,065
                                                                            =====================================



See accompanying Notes to Financial Statements.

Financial Highlights
Centennial California Tax Exempt Trust

                                                        Six Months                                                      Year
                                                             Ended                                                     Ended
                                                 December 31, 2002                                                  June 30,
                                                       (Unaudited)          2002       2001       2000       1999       1998
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period ..................     $ 1.00        $ 1.00     $ 1.00     $ 1.00     $ 1.00     $ 1.00
                                                            -------------------------------------------------------------------
Income from investment operations--net
  investment income and net realized gain .............         -- 1         .01        .03        .03        .02        .03
                                                            -------------------------------------------------------------------
Dividends and/or distributions to shareholders:
  Dividends from net investment income ................         -- 1       (.01)      (.03)      (.03)      (.02)      (.03)
  Distributions from net realized gain ................         --            -- 1      N/A        N/A        N/A        N/A
                                                            -------------------------------------------------------------------
Total dividends and/or
  distributions to shareholders .......................         --         (.01)      (.03)      (.03)      (.02)      (.03)
                                                            -------------------------------------------------------------------
Net asset value, end of period ........................      $1.00         $1.00      $1.00      $1.00      $1.00      $1.00
                                                            ===================================================================

TOTAL RETURN 2 ........................................       0.32%         0.89%      2.74%      2.63%      2.41%      2.86%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands) ..............   $148,559      $154,653   $157,316   $162,261   $155,839   $155,832
Average net assets (in thousands) .....................   $157,811      $164,278   $166,654   $160,351   $168,272   $160,317
Ratios to average net assets: 3
Net investment income .................................       0.63%         0.89%      2.72%      2.57%      2.38%      2.81%
Expenses ..............................................       0.76%         0.77%      0.84%      0.83%      0.80%      0.80% 4
Expenses, net of reduction to custodian
  expenses and/or voluntary reimbursement
  of expenses .........................................       0.76% 5       0.77%      0.81%      0.81%      0.78%      0.79%

1. Less than $0.005 per year.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only. Total returns are not annualized for periods less than one full year.
3. Annualized for periods of less than one full year.
4. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
5. Less than 0.01%.


See accompanying Notes to Financial Statements.

Notes to Financial Statements  Unaudited
Centennial California Tax Exempt Trust

--------------------------------------------------------------------------------
1. Significant Accounting Policies
Centennial California Tax Exempt Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust's investment objective is to seek the maximum current interest income exempt from federal and California personal income taxes for individual investors as is consistent with the preservation of capital. The Trust's investment advisor is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc. (OFI).
   The following is a summary of significant accounting policies consistently followed by the Trust.
--------------------------------------------------------------------------------
Securities Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.
--------------------------------------------------------------------------------
Security Credit Risk. There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
--------------------------------------------------------------------------------
Federal Taxes. The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.
   As of December 31, 2002, the Trust had available for federal income tax purposes an estimated unused capital loss carryforward of $3,523. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and increased or decreased by capital losses or gains realized in the first six months of the current fiscal year.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements  Unaudited / Continued
Centennial California Tax Exempt Trust


--------------------------------------------------------------------------------
2. Shares of Beneficial Interest
The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                    Six Months Ended December 31, 2002                  Year Ended June 30, 2002
                                           Shares               Amount                Shares              Amount
-----------------------------------------------------------------------------------------------------------------
Sold .............................    229,751,684        $ 229,751,684           444,501,691       $ 444,501,691
Dividends and/or
  distributions reinvested .......        518,055              518,055             1,492,748           1,492,748
Redeemed .........................   (236,360,209)        (236,360,209)         (448,678,039)       (448,678,039)
                                    -----------------------------------------------------------------------------
Net decrease .....................     (6,090,470)        $ (6,090,470)           (2,683,600)       $ (2,683,600)
                                    =============================================================================

--------------------------------------------------------------------------------
3. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of 0.50% of the first $250 million of the net assets; 0.475% of the next $250 million of net assets; 0.45% of the next $250 million of net assets; 0.425% of the next $250 million of net assets; and 0.40% of net assets in excess of $1 billion. The Manager has voluntarily undertaken to assume certain expenses of the Trust in any fiscal year they exceed 0.80% of the Trust's average annual net assets. The Manager reserves the right to amend or terminate that expense assumption at any time.
--------------------------------------------------------------------------------
Transfer Agent Fees. Shareholder Services, Inc. (SSI) acts as the transfer and shareholder servicing agent for the Trust and for other registered investment companies. The Trust pays SSI a $14.75 per account fee.
--------------------------------------------------------------------------------
Service Plan (12b-1) Fees. The Trust has adopted a service plan. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold shares of the Trust. Reimbursement is made quarterly at an annual rate up to 20% of the average annual net assets of the Trust. During the six months ended December 31, 2002, the Trust paid $9 to a broker/dealer affiliated with the Manager as reimbursement for distribution-related expenses.

Centennial California Tax Exempt Trust
             Officers and Trustees
             James C. Swain, Trustee and Chairman of
               the Board
             John V. Murphy, President
             William L. Armstrong, Trustee
             Robert G. Avis, Trustee
             George C. Bowen, Trustee
             Edward L. Cameron, Trustee
             Jon S. Fossel, Trustee
             Sam Freedman, Trustee
             Richard F. Grabish, Trustee
             Beverly Hamilton, Trustee
             Robert J. Malone, Trustee
             F. William Marshall, Jr., Trustee
             Michael J. Carbuto, Vice President
             Robert G. Zack, Vice President and Secretary
             Brian W. Wixted, Treasurer

             Investment Advisor and Distributor
             Centennial Asset Management Corporation

             Transfer and Shareholder Servicing Agent
             Shareholder Services, Inc.

             Independent Auditors
             Deloitte & Touche LLP

             Legal Counsel to the Fund
             Myer, Swanson, Adams & Wolf, P.C.

             Legal Counsel to the Independent Trustees
             Mayer Brown Rowe & Maw

             For more complete information about Centennial California Tax Exempt Trust, please refer to the Prospectus. To obtain a copy, call your financial advisor, or contact Centennial Asset Management Corp. at 1.800.525.9310. Please read the prospectus carefully before you invest any money.

             The financial statements included herein have been taken from the records of the Trust without examination of those records by the independent auditors.









RS0180.001.1202   [LOGO]  Printed on recycled paper







             2002 Semiannual Report
             and Management Commentaries


             Centennial
             California
             Tax Exempt
             Trust



             December 31, 2002